Exhibit 10.1
EXECUTION VERSION
EIGHTH AMENDMENT TO CREDIT AGREEMENT
     THIS EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of June 13, 2008 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”), PLUM RHINO CONSULTING, LLC, a Delaware limited liability company and successor in interest to Plum Rhino Consulting, LLC, a Georgia limited liability company (“Plum Rhino”), PRAEOS TECHNOLOGIES, LLC, a Delaware limited liability company and successor by merger to Praeos Technologies, Inc., a Georgia corporation (“Praeos”), TWC GROUP CONSULTING, LLC, a Delaware limited liability company (“TWC Acquisition Sub”; COMSYS Services, COMSYS IT, Pure Solutions, Plum Rhino, Praeos and TWC Acquisition Sub are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS IT CANADA, INC., a North Carolina corporation (“COMSYS Canada”), ECONOMETRIX, LLC, a Delaware limited liability company (“Econometrix”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.), as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent, ALLIED IRISH BANKS PLC, as co-documentation agent, BMO CAPITAL MARKETS FINANCING, INC., as co-documentation agent (together with ING Capital LLC and Allied Irish Banks PLC, the “Co-Documentation Agents”), and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrowers, Holdings, PFI, COMSYS Canada, Econometrix, the Agent, the Co-Documentation Agents, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of December 14, 2005 (as the same has been, hereby is and may hereafter be further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”); and
     WHEREAS, the Credit Parties, the Agents and the Lenders desire to amend the Credit Agreement as set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is amended as set forth in this Section 2:

     (a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by substituting the following definition of the term set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:
“LC Issuer” means one or more banks, trust companies or other Persons in each case expressly identified by Agent from time to time, and agreed upon by the Funds Administrator, as an LC Issuer for purposes of issuing one or more Letters of Credit hereunder. Without limitation of Agent’s discretion to identify any Person as an LC Issuer, no Person shall be designated as an LC Issuer unless such Person maintains reporting systems acceptable to Agent with respect to letter of credit exposure and agrees to provide regular reporting to Agent satisfactory to it with respect to such exposure.
     (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by adding thereto the following defined term and its definition in the correct alphabetical order:
“SPV” means any special purpose funding vehicle identified as such in a writing by any Lender to the Agent that is an Approved Fund of such Lender.
     (c) Section 2.5(a). The preamble of Section 2.5(a) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
     “Letters of Credit. On the terms and subject to the conditions set forth herein, the Revolving Loan Commitment may be used by the Borrowers, in addition to the making of Revolving Loans hereunder, for the issuance, prior to the Termination Date, by (i) Agent, of letters of credit, guarantees or other agreements or arrangements (each, a “Support Agreement”) to induce an LC Issuer to issue or increase the amount of, or extend the expiry date of, one or more Letters of Credit and (ii) a Lender, identified by Agent, as an LC Issuer, of one or more Letters of Credit, so long as, in each case:”
     (d) Section 9.6. Section 9.6 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
     “Section 9.6. Application of Proceeds.
     Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence and during the continuance of an Event of Default, (a) each Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Agent from or on behalf of the Borrowers or any guarantor of all or any part of the Obligations, and, as between the Borrowers on the one hand and Agent and Lenders on the other, Agent shall have the continuing and exclusive right to apply and to reapply any and all payments received against the Obligations in such manner as Agent may deem advisable notwithstanding any previous application by Agent and (b) the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to Agent (in its capacity as the Agent) with respect to this Agreement, the other Financing Documents or the Collateral; second, to all fees, costs, indemnities, liabilities, obligations and expenses incurred by or owing to any Lender with respect to this Agreement, the other Financing Documents or the Collateral; third, to accrued and unpaid interest on the Obligations (other than interest owing to any Eligible Swap Counterparty in respect of any Swap Contracts) (including any interest which but for the provisions of the Bankruptcy Code, would have accrued on such amounts); fourth, to the principal amount of the Obligations outstanding (other than obligations owing to any Eligible Swap Counterparty in respect of any Swap Contracts) and to provide cash collateral to secure any and all Letter of Credit Liabilities and future payment of related fees, as provided for in Section 2.5(e); fifth, to any other indebtedness or obligations of the Borrowers owing to Agent or any Lender under the Financing Documents (other than obligations owing to any Eligible Swap Counterparty in respect of any Swap Contracts) and sixth, to the obligations owing to any Eligible Swap Counterparty in respect of any Swap Contracts. Any balance remaining shall be delivered, to the extent applicable, to the Borrowers or to whomever may be lawfully entitled to receive such balance or as a court of competent jurisdiction may direct.”
     (e) Section 11.6. Section 11.6 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
     “Section 11.6 Indemnification.
     Each Lender shall, in accordance with its Pro Rata Share, indemnify Agent (to the extent not reimbursed by the Credit Parties) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction) that Agent may suffer or incur in connection with the Financing Documents or any action taken or omitted by Agent hereunder or thereunder. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against even if so directed by Required Lenders until such additional indemnity is furnished. Without limiting the generality of the foregoing, if the United States Internal Revenue Service, any other governmental authority of the United States or other jurisdiction or any other Person asserts a claim that Agent did not properly withhold tax from amounts paid to or for the account of any Lender or any SPV holding a Loan pursuant to Section 12.6(c) (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender and such SPV shall indemnify Agent fully for all amounts paid, directly or indirectly, by Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Agent under this Section 11.6, together with all related costs and expenses (including attorney fees). The obligations of Lenders and the SPVs under this Section 11.6 shall survive the payment in full of the Obligations and the termination of this Agreement.”
     (f) Section 12.6(a)(iii). Section 12.6(a)(iii) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(iii) Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at its offices located in Chicago, Illinois a copy of each Assignment Agreement delivered to it and a register for the recordation of the names and addresses of each Lender, and the commitments of, and principal amount of the Loans owing to, such Lender pursuant to the terms hereof (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, Agent and Lenders may treat each Person whose name is recorded therein pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and any Lender, at any reasonable time upon reasonable prior notice to Agent. In connection with any assignment permitted pursuant to Section 12.6(c) of this Agreement that is not recorded in the Register, the assigning Lender, acting solely for this purpose as an agent of the Borrowers, shall maintain at its address set forth on its signature page to this Agreement, a copy of each assignment made by it or delivered to it and a register (the “Sub-Register”) for the recordation of the assignments made by it. The entries in the Sub-Register shall be conclusive. Any assignment of any commitment and/or Loan, whether or not evidenced by a Note, shall be effective hereunder only upon appropriate entries with respect thereto being made in the Register or Sub-Register. The Sub-Register shall be available for inspection by the United States Internal Revenue Service, the Borrowers and the Agent at any reasonable time upon reasonable prior notice to the Lender maintaining such Sub-Register.”
     (g) Section 12.6. Section 12.6 of the Credit Agreement is hereby further amended by adding new clause (c) thereto immediately following clause (b) thereof as follows:
     “(c) Special Purpose Vehicles.
     In addition to the other rights provided in this Section 12.6, each Lender may, without notice to or consent of the Agent, grant to an SPV the option to make all or any part of any Loan that such Lender would otherwise be required to make hereunder and, upon the exercise of such option, assign such Loan to an SPV (and the exercise of such option by such SPV and the making of Loans pursuant thereto shall satisfy the obligation of such Lender to make such Loans hereunder); provided, however, that, (i) such Lender shall have provided to Agent the name of each SPV to which such Lender (x) has assigned any Loans or commitments, (y) intends to assign any Loans or commitments in the future, or (z) has granted, or intends to grant in the future, any option, and any other information with respect to such SPV as Agent may reasonably request, and (ii) whether as a result of any term of any Financing Document or of such assignment or grant, (A) no such SPV shall have a commitment, or be deemed to have made an offer to commit, to make Loans hereunder, and, except as provided in the applicable option agreement, none shall be liable for any obligation of such Lender hereunder, (B) such granting or assigning Lender’s rights and obligations, and the rights and obligations of the Credit Parties, Agent and the other Lenders towards such Lender, under any Financing Document shall remain unchanged and each other party hereto shall continue to deal solely with such Lender, which shall remain the holder of the Obligations in the Register referred to in Section 12.6(a)(iii), except that each such SPV may receive interest payments that would otherwise be made to such Lender with respect to Loans funded by such SPV only after the SPV has provided a copy of an Assignment Agreement (the “SPV Assignment Agreement”) to the Agent and such Lender evidencing an assignment by such Lender to the SPV as and when permitted by the terms of the financing agreements between such Lender and the SPV and (C) until the Agent receives the SPV

Assignment Agreement, the consent of such SPV shall not be required (either directly, as a restraint on such Lender’s ability to consent hereunder or otherwise) for any amendments, waivers or consents with respect to any Financing Document or to exercise or refrain from exercising any powers or rights such Lender may have under or in respect of the Financing Documents (including the right to enforce or direct enforcement of the Obligations) and (iv) after the Agent receives the SPV Assignment Agreement, the Agent shall record such SPV Assignment Agreement in the Register in accordance with Section 12.6(a)(iii) above and shall otherwise comply with the provisions of Section 12.6(a) and the SPV shall be a Lender to the extent of its outstanding Loans. No party hereto shall institute (and each Borrower and Holdings shall cause each other Credit Party not to institute) against any SPV assignee or grantee of an option pursuant to this Section 12.6(c) any bankruptcy, reorganization, insolvency, liquidation or similar proceeding, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper of such SPV; provided, however, that each Lender having designated an SPV as such agrees to indemnify each Indemnitee against any indemnified liability that may be incurred by, or asserted against, such Indemnitee as a result of failing to institute such proceeding (including a failure to get reimbursed by such SPV for any such indemnified liability). The agreement in the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.”
     (f) Section 12.8. Section 12.8 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
     “Section 12.8 Confidentiality.
     In handling any confidential information of any Credit Party, Agent and each Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement, except that disclosure of such information may be made (i) subject to a confidentiality obligation similar to the one set forth in this Section 12.8, to their respective agents, employees, Subsidiaries, Affiliates, attorneys, auditors, professional consultants, rating agencies, insurance industry associations and portfolio management services, (ii) to prospective transferees, SPVs or purchasers of any interest in the Loans, provided that they have agreed to be bound by the provisions of this Section 12.8, (iii) as required by Law, subpoena, judicial order or similar order and in connection with any litigation and (iv) as may be required in connection with the examination, audit or similar investigation of such Person. Confidential information shall include only such information identified as such at the time provided to Agent and shall not include information that either: (i) is in the public domain, or becomes part of the public domain after disclosure to such Person through no fault of such Person, or (ii) is disclosed to such Person by a Person other than a Credit Party, provided Agent does not have actual knowledge that such Person is prohibited from disclosing such information. The obligations of Agent and Lenders under this Section 12.8 shall supersede and replace the obligations of Agent and Lenders under any confidentiality agreement in respect of this financing executed and delivered by Agent or any Lender prior to the date hereof.”
     (g) General Amendment and Waiver.

     Anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 6.1(d) of the Credit Agreement, the Fifth Amendment and the Seventh Amendment) notwithstanding, the Agent and the Lenders hereby acknowledge and agree that (i) solely with respect to TWC Acquisition Sub’s bank account no. 2079900561539 maintained at Wachovia Bank National Association (the “TWC Account”), until the date which is ninety (90) days following the date on which the final payment of the TWC Earnout is paid or required to be paid in full by the Borrowers or the TWC Earnout is otherwise terminated, in either case in accordance with the terms set forth in the TWC Purchase Agreement (the “TWC Account Grace Period”), the Borrowers shall be permitted to continue to use the TWC Account in the manner described to the Agent prior to the date hereof, provided, TWC Acquisition Sub shall have delivered a Deposit Account Control Agreement that requires only springing dominion control over the TWC Account, in form and substance reasonably satisfactory to the Agent, (ii) solely with respect to Pure Solution’s bank account no. 207990055750 maintained at Wachovia Bank National Association (the “PS Account”), until the date which is ninety (90) days following the date on which the final payment of the PS Earnout is paid or required to be paid in full by the Borrowers or the PS Earnout is otherwise terminated, in either case in accordance with the terms set forth in the PS Purchase Agreement (the “PS Account Grace Period”), the Borrowers shall be permitted to continue to use the PS Account in the manner described to the Agent prior to the date hereof, provided, Pure Solutions shall have delivered a Deposit Account Control Agreement that requires only springing dominion control over the PS Account, in form and substance reasonably satisfactory to the Agent and (iii) solely with respect to Plum Rhino’s bank account no. 6410708046 maintained at Regions Bank (the “Plum Rhino Account”; the TWC Account, the PS Account and the Plum Rhino Account are referred to herein each individually as a “Restricted Acquisition Account” and collectively as the “Restricted Acquisition Accounts”), until the date which is ninety (90) days following the date on which the final payment of the Plum Rhino Earnout is paid or required to be paid in full by the Borrowers or the Plum Rhino Earnout is otherwise terminated, in either case in accordance with the terms set forth in the Plum Rhino Purchase Agreement (the “Plum Rhino Account Grace Period”; the TWC Account Grace Period, the PS Account Grace Period and the Plum Rhino Account Grace Period are referred to herein each individually as an “Account Grace Period” and collectively as the “Account Grace Periods”), the Borrowers shall be permitted to continue to use the Plum Rhino Account in the manner described to the Agent prior to the date hereof, provided, Plum Rhino shall have delivered a Deposit Account Control Agreement that requires only springing dominion control over the Plum Rhino Account, in form and substance reasonably satisfactory to the Agent, and, in each case, any conflicting provisions of the Financing Documents are hereby waived; provided, that (A) the aggregate amount of cash and other amounts in the Restricted Acquisition Accounts shall at no time exceed $300,000, in the aggregate, with respect to all Restricted Acquisition Accounts or $100,000 in any individual Restricted Acquisition Account and (B) all cash and other amounts in excess of the limitations set forth in clause (A) above that are not used to fund daily disbursements or payroll shall on each Business Day be manually transferred to account no. 2000002917542 maintained at Wachovia Bank National Association (the “Master Account”).
     Upon the expiration of each Account Grace Period, the Borrowers shall either (i) close the applicable Restricted Acquisition Account, have all deposits from customers of Pure Solutions, Plum Rhino and TWC Acquisition Sub, as applicable, instead be delivered directly to account no. 2000001211087 maintained at Wachovia Bank National Association (the “Lockbox

Account”) and have all disbursements made on behalf of Pure Solutions, Plum Rhino or TWC Acquisition Sub, as applicable, funded solely by the Master Account, (ii) convert such Restricted Acquisition Account to a depository account, deliver a Deposit Account Control Agreement executed by Wachovia Bank (which such agreements shall be in form and substance reasonably acceptable to the Agent and shall provide that all cash maintained in such accounts shall automatically and without further direction on each banking day be remitted solely to the Lockbox Account), not permit any other disbursements from the applicable Restricted Acquisition Account and have all disbursements made on behalf of Pure Solutions, Plum Rhino or TWC Acquisition Sub, as applicable, funded solely out of the Master Account or (iii) have all deposits from customers of Pure Solutions, Plum Rhino and TWC Acquisition Sub, as applicable, instead be delivered directly to the Lockbox Account and convert such Restricted Acquisition Account to a disbursement account that shall be funded solely with proceeds from the Master Account (and which shall not accept any other deposits) and deliver a Deposit Account Control Agreement executed by Wachovia Bank or Regions Bank, as applicable (which such agreements shall be in form and substance reasonably acceptable to the Agent and shall provide Agent with only springing dominion control over the applicable accounts). For so long as any Restricted Acquisition Account is open, the applicable Credit Party shall direct Wachovia Bank National Association and Regions Bank, as the case may be, to deliver monthly account statements to the Agent, which such statements shall be sent electronically, if available. At all times following the termination of all Account Grace Periods, no cash shall be deposited into the Master Account other than proceeds of Revolving Loans from the Agent. The foregoing and anything contained in any Financing Document to the contrary notwithstanding, the Credit Parties shall not be required to deliver any such Deposit Account Control Agreements in respect of payroll account no. 6410708054 maintained at Regions Bank; provided, that, the Credit Parties shall not, and shall not cause or permit any of their respective Subsidiaries to, deposit or maintain funds in such account other than funds deposited therein in the ordinary course of business for purposes of funding current payroll liabilities.
     3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) delivery to the Agent of this Amendment executed by each Credit Party that is a party hereto, the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;
     (b) the truth and accuracy of the representations and warranties contained in Section 4 hereof;
     (c) the execution and delivery of each document, agreement and instrument set forth on Schedule A attached hereto; and
     (d) after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.
     4. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:
i.	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

ii.	the execution, delivery and performance by such Credit Party of this Amendment and all of the other Financing Documents to be delivered in accordance with Section 3 of this Amendment (collectively, the “Eighth Amendment Financing Documents”) are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable Law or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

iii.	this Amendment and the other Eighth Amendment Financing Documents constitute the valid and binding obligations of the Credit Parties that are parties hereto or thereto (as applicable), enforceable against such Persons in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

iv.	after giving effect to this Amendment, no Default or Event of Default exists or will result from the transactions contemplated herein.
     5. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.
     6. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     7. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
     8. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
     9. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     10. Counterparts; Integration. This Amendment may be executed and delivered via facsimile, email or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
     11. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS:

COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PRAEOS TECHNOLOGIES, LLC, a Delaware limited liability company

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Eighth Amendment to Credit Agreement
(COMSYS)

BORROWERS (CONT.):

PLUM RHINO CONSULTING, LLC, a Delaware limited liability company

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

TWC GROUP CONSULTING, LLC, a Delaware limited liability company

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Eighth Amendment to Credit Agreement
(COMSYS)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES:

COMSYS IT PARTNERS, INC., a Delaware corporation

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PFI LLC, a Delaware limited liability company

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS IT CANADA, INC., a North Carolina corporation

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

ECONOMETRIX, LLC, a Delaware limited liability company

By:

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Eighth Amendment to Credit Agreement
(COMSYS)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

AGENT AND LENDER:

GE BUSINESS FINANCIAL SERVICES INC. (formerly known as Merrill Lynch Business Financial Services Inc.), as Agent and a Lender

By:
Name:

Title:	Its Duly Authorized Signatory
Eighth Amendment to Credit Agreement
(COMSYS)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS:

CF BLACKBURN LLC

By:	GMAC Commercial Finance LLC (Servicer), as Syndication Agent and as a Lender

By:
	Name:	Thomas Brent
	Title:	Director

ING CAPITAL LLC, as Co-Documentation Agent and as a Lender

By:

Name:	Daryn K. Venéy
Title:	Vice President

ALLIED IRISH BANKS PLC, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

By:
Name:
Title:

CAPITAL ONE LEVERAGE FINANCE CORP., formerly known as North Fork Business Capital Corporation, as a Lender

By:
Name:
Title:

Eighth Amendment to Credit Agreement
(COMSYS)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

AIB DEBT MANAGEMENT, LIMITED, as a Lender

By:
Name:
Title:

By:
Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a Lender

By:
Name:
Title:

Eighth Amendment to Credit Agreement
(COMSYS)

SCHEDULE A
TO
EIGHT AMENDMENT TO CREDIT AGREEMENT
DATED AS OF MAY __, 2008
ADDITIONAL DOCUMENTS
1. Master Agreement for Documentary Letters of Credit
2. Master Agreement for Standby Letters of Credit
3. Deposit Account Control Agreement (with future notification) by and among Wachovia Bank National Association, the Agent, Pure Solutions and TWC Acquisition Sub
4. Deposit Account Control Agreement (with future notification) by and among Regions Bank, the Agent and Plum Rhino
Eighth Amendment to Credit Agreement
(COMSYS)